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                                                                EXHIBIT 10(gg)



                     [AMERICAN EXPLORATION COMPANY LOGO]

                  [AMERICAN EXPLORATION COMPANY LETTERHEAD]


                               October 10,1996


[ADDRESSEE]

    Re:  Letter dated October 8, 1996
         (the "Lock Up Letter") executed in favor of American Exploration Company (the "Company"),
         Prudential Securities Incorporated, et al

Gentlemen:

     Reference is made to the Lock Up Letter referenced above pursuant to which you have agreed to certain restrictions upon the sale or other disposition of shares of Common Stock, par value $.05 per share, of the Company held by you.

     In consideration of your execution and delivery of the Lock Up Letter, the Company hereby agrees to extend

     (i) the two-year term set forth in Sections 4(g) and 5(a) of that certain Stockholder and Registration Rights Agreement (the "Agreement") between the Company and you, entered into in 1994 in connection with the consolidation of various oil and gas programs known generally as the "APPL Programs" through the ninetieth (90th) day following the expiration of the term of the lock up period provided in the Lock Up Letter;

     (ii) the registration rights under Section 4(a) of the Agreement to any Holder which at the time of request holds ten percent (10%) or more of the outstanding capital stock of the Company after the period provided in (i) above, to the extent of a single registration; and

     (iii) the registration rights under Section 4(b) of the Agreement to any Holder so long as such Holder may be subject to the volume limitations of Rule 144 promulgated under the Securities Act of 1933, as amended.
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October 10, 1996
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        If the foregoing is satisfactory, please execute a copy of this letter in the space provided below and return it to the undersigned, whereupon the Agreement shall be deemed amended as provided herein.

                                        AMERICAN EXPLORATION COMPANY



                                        /s/ JOHN M. HOGAN
                                        John M. Hogan
                                        Senior Vice President and
                                          Chief Financial Officer

Agreed to as of the
10th day of October 1996.

[Addressee]



by:
   ------------------------------
   Authorized Signatory
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                                   SCHEDULE


American Exploration Company has entered into letter agreements identical to the foregoing with the following parties:

General Electric Pension Trust

Massachusetts Mutual Life Insurance Company

Connecticut Mutual Life Insurance Company

UNUM Life Insurance Company

First UNUM Life Insurance Company

Principal Mutual Life Insurance Company

Phoenix Home Life Mutual Insurance Company

Dominion Reserves, Inc.

Pan American Life Insurance Co.